Exhibit 10.4

Handan Hongri Metallurgy Co. Ltd.
And
Hebei New Wu’an Iron & Steel Group Drying and Melting Co., Ltd.
And
Raiffeisen Bank International AG Beijing Branch
And
Sino Trans Tianjin Co. Ltd

Security Management Contract

Contract No.: 2011062801998CMA0001

Security Management Contract

This Security Management Contract (hereinafter referred to as the "Contract ") is signed on June 28th, 2011 by and among
1) Handan Hongri Metallurgy Co., Ltd, a corporation established and organized under the laws of The People’s Republic of China, with Liu Shenghong as the legal representative and a business license no. of 130400400001179, with its registered address at Guzhen Village, Yetao Town, Wu’an City, Hebei Province (zip code: 056304), (hereinafter referred to as “Hongri”);
2) Hebei New Wu’an Iron & Steel Group Drying and Melting Co., Ltd. , a corporation established and organized under the laws of the People’s Republic of China, with Liu Maisheng as the legal representative and a business license no. of 130481000008485, with its registered address at Eastern Yuanbao Mountain, Gu Town, Wu’an City, Hebei Province, China (zip code:056304), (hereinafter referred to as “Hongrong”, and referred to as “the Pledger” along with Hongri, in addition, “the Pledger” referred to in this Agreement shall include both Hongri and Hongrong, or refer to either of them contextually);
3) Raiffeisen Bank International AG Beijing Branch, with its registered address at Room 200, Beijing International Club, No.21 Jianguomen Wai Street, Beijing, China (zip code: 100020), (hereinafter referred to as “the Pledgee”);
4) Sino Trans Tianjin Co. Ltd, a corporation established and organized under the laws of The People’s Republic of China, with Li Shichen as the legal representative and a business license no. of 1200001190688, with its registered address at No.86, Xingang Road, Tanggu District, Tianjin City, China (zip code: 300456), (hereinafter referred to as “ the Custodian”).
Whereas, based on provisions of the Credit Contract (referring to the definitions as follows) and the mortgage/pledge agreement (referring to the definitions as follows), the Pledgor agree to mortgage or pledge the Securities (referring to the definitions as follows) to the Bank.

Whereas, in accordance with the Credit Contract and the mortgage/pledge agreement, the Bank and the Pledgor hope that the Custodian shall be appointed to provide management service of securities (referring to the definitions as follows) for the Securities that is mortgaged or pledged to the Bank by the Pledgor and is often stored in the storehouse.
Whereas, the Custodian agrees to provide management service of securities for the related Securities that is mortgaged or pledged to the Bank by the Pledgor in accordance with the relevant provisions and conditions of the Contract .
Based on the principles of equality and mutual benefit, the parties hereto agree to enter the Contract as follows:
Article 1 Definition and Explanation
1.1 Unless the Contract has other provisions, the terms of the Contract (including the preface and appendixes) have the same meanings with those of the Credit Contract and the mortgage/pledge agreement. In the Contract, the terms are respectively defined as follows.

“All risks policy” refers to a guaranteed warranty covering all risks in transportation, delivery and storage of the Securities within the duration of the Contract, which is provided by the Pledgor in the form required by the Bank and designates the Bank as the single beneficiary.

“Collateral management service” means the services which should be provided by the Custodian in accordance with the Contract , including but not limited to receiving, possessing and keeping of the Securities on behalf of the Bank, and delivering of the Securities according to provisions of the Contract , etc.

“Credit Contract” refers to the No. 20110628019980001 Loan Contract signed on June 28th, 2011 by Hongri and the Bank, and the documents modified, altered, supplemented and postponed thereafter.

“Mortgage/pledge agreement” refers to the No. 2011062801998MA0002 Chattel Mortgage Contract and the No. 2011062801998PA0001 Pledge Agreement signed on June 28th, 2011 by the Pledgor and the Bank and the documents modified, altered, supplemented and postponed thereafter of the two contracts.

“Line of credit” refers to the credit line of the redrawable circulating fund that is uncommitted and has full recourse in the Credit Contract.

“Securities” refers to every batch of existing or will-be goods [including iron concentrate powder (iron ore), medium plate and/or other goods that the Bank agrees on at any time] and other substitute materials that the Pledgor sometimes purchase and/or produce, process, deliver and store into storehouse.

“Unreleased securities” refers to the securities that has been mortgaged/pledged to the Bank by the Pledgor, and has been possessed and kept by the Custodian in place of the Bank according to the Contract under the situation that the Bank has not issued instructions of releasing goods based on the provisions of the Contract .

“Instructions” refer to the written special instructions or directives that are issued by the authorized signatories previously designated by the Bank and are confirmed by telephone relating to the securities or the matter requiring the Custodian to undertake obligations under the Contract .

“Ordinary working hours” refer to the time between 9 o'clock and 12 o'clock, and between 13 o'clock and 17 o'clock from Monday to Friday, excluding Saturday, Sunday and public holidays. The working hours of monitoring staff are decided according to the provisions about the ordinary working hours of the storehouse.

“China” refers to the People's Republic of China, which excludes Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan province for the purpose of the Contract.

“Delivery of goods” refers to that the Custodian virtually delivers any Securities to the consignee designated by the Bank in accordance with the relevant instructions of delivering goods.

“Storehouse” refers to the storing facilities that are agreed in the Leasing Contract  of Storehouse, supervised by the Custodian and used to store the Securities, including but not limited to (a) No. 1 storage of Yuanbao Industrial Park, Gu Town, Wu'an City, Hebei Province, China; (b) the shipping department of the second-phase medium plate workshops of Yuanbao Industrial Park, Gu Town, Wu'an City, Hebei Province, China; (c) other storage places that the Bank agrees from time to time.

“Custodian” refers to Sino Trans Tianjin Co. Ltd, which represents the Bank to keep, to possess, to supervise and to dispose the securities according to the Bank’s instructions.

“Leasing Contract of Storehouse” refers to contracts and complementary agreements on leasing storehouse that are recognized by the Bank in form and content, and signed by the Pledgor, the Custodian and Hebei Wu’an Yuanbaoshan Industry Group Co., Ltd.  in order to perform the Contract. Please refer to the attached list1 for details.

“Pledge notice” refers to the written notice issued by the Pledgor to the Custodian which claims that in the name of the Bank, the Custodian possesses the securities and delivers goods according to the provisions of the Contract and that the pledge of securities shall take effect since the Custodian receives the said pledge notice, in accordance with Article 88 of the Interpretations on Several Issues Concerning the Application of the Security Law of People's Republic of China by Supreme People's Court. The format shall be refered to Appendix 2.

“Confirmation receipt of the pledge notice” refers to the receipt issued by the Custodian to confirm that it has already received the pledge notice after checking and confirming the Securities. The format refers to Appendix 2.

“Minimum value” refers to the lowest value level at which the total value of the securities should be always kept within the validity term of the Contract , irrespective of whether the Pledgor take the delivery of or exchange the goods or not. It is decided by the Bank in the light of the price indication of the securities excluding value added tax and the changes of the amount of creditors' rights, and it is finally determined Notice of the Lowest Requirements on the Categories and Quantity/Value of the Securities (referring to Appendix 1) or Notice of the Modification on the Categories and Quantity/Value of the Securities (referring to Appendix 3).

“Storage cost” refers to the fees and expenses incurred from the possession, keeping and supervision of the securities by the Custodian under the Contract. The charging standard shall refer to the relevant provisions of the regulatory operation agreement and the following complementary agreements signed by the Pledgor and the Custodian and submitted to the Bank. As the agreements on storage cost by all parties, the Custodian and the Pledgor shall often and timely provide the attested-true copies of the regulatory operation agreement and following complementary agreements for the Bank and ensure that modifications of any provision these agreements shall be approved by the Bank in written form in advance.

1.2 The mentioned "preface", "clauses", "attached list" and "appendix" refer to the statement, clauses, attached list and appendix of the Contract.

1.3 All mentioned persons include natural person, state or its administrative organs, government, groups, organizations, corporations, joint ventures, associations or partnerships (whether they have independent legal personalities or not).

1.4 The mentioned singular also includes the plural situation and vice versa. The gender mentioned also includes all the other genders.

1.5 The “Company” mentioned in the Contract refers to any company, organization or other organized entities, irrespective of their registered places or business locations or how they are set up.

1.6 The mentioned written form contains typing, printing, photograph, copying, telegraph, fax and any other ways that can make words clearly reappear. For the sake of clarity, email is included.

1.7 The attached list and attachment are the components of the Contract and they have the equivalent force and effect, just as specially demonstrated in the body of the Contract.

Article 2 Appointment

The Pledgor and the Bank shall appoint the Custodian to provide management service for all or any securities stored in the storehouse within the time limit and on the basis of the conditions stipulated by the Contract, and the Custodian shall accept the appointment.

Article 3 Storehouse Facilities

3.1 The Pledgor and the Custodian shall ensure that the storehouse comply with the conditions for storing and piling up the securities. The Custodian shall guarantee to provide attested-true copies of the Leasing Contract of storehouse for the Bank often and timely and to have the legal right to use the storehouse within the validity term of the Contract. Without prior agreement on the part of the Bank, the Pledgor and the Custodian shall not make any modification to the clauses of the leasing Contract of the storehouse with Hebei Wu’an Yuanbaoshan Industry Group Co., Ltd.

3.2 The Pledgor shall work in coordination with the arrangement of the Custodian to store the securities in the storehouse.

3.3 On the basis of the written notice beforehand, the Custodian shall make the authorized representative or appointed person by the Bank check the securities or take samples within all the proper period and obtain any books or records and data or materials relating to the securities that the Custodian possesses.

Article 4 Delivery, Storage and Keeping of the Securities

4.1 According to the provisions of the Contract and mortgage/pledge agreement, the Pledgor shall often deliver the Securities to the storehouse so as to ensure the mortgage/pledge rights and interests of the Bank and all parties agree that within the validity term of the Contract all securities stored in the storehouse are what the Pledgor mortgage/pledge to the Bank as the first priority in repayment order based on the mortgage/pledge agreement. Besides, the Custodian shall represent the Bank to receive and to possess the Securities stored in the storehouse, the total value of which shall not go below the lowest value within the validity term of the Contract. Moreover, no matter which Pledgor provides and possesses the Securities and no matter whether the secured creditor's right is formed in the way that Hongri (as the borrower) uses the line of credit under the Credit Contract or raises capital, the Bank is entitled to enforce the Securities and to use the obtained payments to discharge debts and to relieve the secured creditor's right based on the Contract, mortgage/pledge agreement, and the relevant provisions of Chinese laws and regulations. In addition, the amount of discharged debts of Hongri (as the borrower) and the order of relieved creditor's rights shall be determined by the Bank.

4.2 Before delivering the Securities, the Pledgor shall submit the detailed materials of the Securities to the Custodian, including the name, type, manufacturer, certificate of weight of the product and so on. The Custodian shall scale/measure the Securities. If the type, amount and the lowest value of product marked on the confirmation receipt of the pledge notice signed by the Custodian are inconsistent with the actual situation, the Custodian shall take the responsibility of the insufficient amount and minimum value of the Securities. If all parties make no other written agreements, the Custodian shall check the Securities delivered by the Pledgor with the methods of surface review, observational check, and document examination.

4.3 Before transferring the possession of Securities, the Bank or the Custodian may require qualified inspection agencies to check the Securities. The inspection fees shall be paid by the Pledgor, who shall provide active assistance.

4.4 The Securities shall be consistent with the descriptions of the pledge notice and its confirmation receipt signed by the Pledgor and confirmed and received by the Custodian. If the descriptions of the Securities (excluding the type, weight and quantity/value) in the pledge notice and its confirmation receipt are not clearly agreed or the agreed Securities is inconsistent with the actually delivered one excluding the type, weight and amount/value, the Securities shall be subject to the one whose possession is actually delivered to the Custodian. However, the Custodian shall inform the Bank the situation of actually transferring the possession of the Securities in written form within one hour and the Pledgor shall assume all responsibilities caused by the inconsistent delivery.

4.5 The Pledgor shall deliver the signed pledge notice to the Custodian before 9:30 a.m. of every workday and the Custodian shall send the pledge notice and its confirmation receipt to the Bank by fax before 10:00 a.m. of every workday after checking, confirming and signing the Securities. Meanwhile, the Custodian shall additionally report whether the Pledgor have any expired but unpaid storage cost to the Pledgee in the confirmation receipt of pledge notice issued on Fridays.

4.6 The Custodian shall solely store the Securities to avoid mixing together with other goods or articles according to the Securities-position map showed to the Bank and shall mark "mortgage"/"pledge" on the Securities in the way of signs and that "this Securities has been financed by and mortgaged/pledged to Raiffeisen Bank International AG Beijing Branch ". Apart from the above-mentioned, the type, amount, weight and entry time of the Securities shall be marked as well. However, whether the Custodian sets up the "mortgage"/"pledge" marks according to this clause shall not exert any impact on the effect taking of the relevant mortgage/pledge right. In other words, even if the Custodian does not mark "mortgage"/"pledge" on the Securities, the relevant mortgage/pledge right still takes effect.

4.7 The Custodian shall possess, keep, pick up and deliver the Securities based on the Contract and the Bank's instructions. At the same time, it shall be constrained by the mortgage/pledge right and instructions of the Bank within the validity term of the Contract, shall provide the related other reports and information (including any expired but unpaid storage cost by the Pledgor corresponding to the Securities under the Contract) under the demand of the Bank at any time, and shall represent the Bank to possess the Securities according to the provisions of the Contract.

4.8 The Bank or its designated representatives shall offer instructions on delivery, storage and possession of the Securities to the Custodian accurately and timely.

Article 5 Delivery of Goods

5.1 Under the precondition that all parties agree on the requirements in the lowest value, the type and other aspects of the Securities proposed by the Bank, in terms of the part of Securities exceeding the minimum value stored in the storehouse, the Custodian can decide to deliver goods by itself based on the application of Pledgor. To avoid ambiguity, although the Bank allows the Custodian to decide to deliver goods for the Pledgor as for the part of Securities exceeding the minimum value, the part of Securities exceeding the minimum value that is not actually delivered by the Pledgor still belongs to the Securities mortgaged/pledged to the Bank by the Pledgor and the Custodian shall possess and keep the Securities instead of the Bank according to the Contract.

5.2 At any time, the Custodian shall perform delivery of goods strictly in accordance with the Contract for the Pledgor and ensure that the total value of the part of the unreleased Securities, possessed and kept by the Custodian after delivery of goods is always above the lowest value.

5.3 The Bank is entitled to solely decide the issuing of the notice on types of guaranties and the lowest requirements of Securities values (referring to Appendix 1) and the notice on types of securities and adjustment of the minimum value (referring to Appendix 3) in the light of the price indication of the Securities excluding value added tax, the changes of the amount of creditors' rights, and the provisions of the Contract, and to make corresponding adjustments to the lowest value at any time without any objection from the Pledgor and the Custodian. Furthermore, within one working day after receiving the notice on types of guaranties and the lowest requirements of Securities values and/or the notice on types of guaranties and adjustment of the lowest value every time, the Custodian shall issue the receipt of "the notice on types of guaranties and the lowest requirements of Securities values" (referring to Appendix 1) and/or the receipt of "the notice on types of guaranties and adjustment of the minimum value" (referring to Appendix 3) to the Bank.

5.4 As for all the consequences incurred by the Bank's adjustment of the minimum value, the Custodian shall not assume any responsibility to the Pledgor.

Article 6 Rights of the Custodian

Unless otherwise agreed in the instructions, the Custodian and its agents can take any necessary action to protect or to possess the Securities in the name of itself or as the agents of the Bank or its designated representatives. Within the two workday after taking actions, the Custodian shall inform the Pledgor its necessary actions to protect and to possess the Securities and the caused proper cost (if any) and provide the documentary evidences or certificates relating to the cost. What is more, the Pledgor shall agree to bear the cost resulted from the Custodian's performance of the above-mentioned duties and the cost caused by the Custodian in taking necessary actions to protect or to possess the Securities shall be paid by the Custodian itself.

Article 7 Requirements on Records and Reports

The Custodian shall retain all books and records and obtain essential explanations that can accurately describe all Securities.

Article 8 Rights and Claims on Securities

8.1 The Bank and the Pledgor shall set up and attest all rights of the Securities according to provisions of the Credit Contract and the mortgage/pledge agreement. All parties of the Contract should agree and understand that the Custodian shall not get the ownership and other rights of the Securities.

8.2 In order to perform the mortgage/pledge agreement signed by the Pledgor and the Bank, all parties agree that the Custodian receives and possesses the Securities stored in the storehouse in the name of the Bank. Therefore, the case that the Securities is delivered to the storehouse and taken over by the Custodian or that the pledge notice is delivered by the Pledgor to the Custodian and signed by the Custodian (taking the prior as the first) is regarded as that the Securities has been transferred under the possession of the Bank. When the total value of unreleased Securities equals or goes below the minimum value, without approval of the Bank the Custodian shall not perform any picking-up or delivery of goods for the Pledgor.

8.3 The Securities shall not be dominated by any right, charge, security interest, lien or other forms of claims from the Custodian or any other creditor, unless the Custodian demands to pay the storage cost corresponding to unreleased Securities which should belong to itself. Without written approval of the Bank, the Custodian shall appropriately store and keep the Securities and shall not lend, mortgage, pledge or deliver it exceeding the lowest value.

8.4 If the following items happen, the Custodian shall notice the Bank in written form within 24 hours:

1) Except the payment claims of the storage cost and expenses allowed by the Contract , any other claims of the Securities received by the Custodian, including but not limited to that the judicial organs provide property preservation for the Securities; or

2) When the Custodian knows or finds that any loss (whether partial or entire) or damage happens to the Securities, it shall provide detailed descriptions, amount, degree and nature of the occurring loss and damage; or

3) The Custodian actively lifts or is demanded to raise reckoning, bankruptcy or other similar procedures, or makes transference for the benefit of creditors, or approves the appointments of manager, receiver or other similar persons, or admits its incapability of paying the expired debts, or takes any action as for the above-mentioned matters.

Article 9 Insurance

During the duration of the line of credit, the Pledgor shall take the responsibility to purchase all risks policy for every batch of Securities and often submit the certificate of all risk policy and copies (stamped an official seal to attest its truth) of documentary evidences of payment to the Bank.

Article 10 Limit of Liability/Liability for Compensation

10.1 In accordance with the relevant provisions of Contract Law of the People's Republic of China, the Custodian shall be liable for the loss and damage of Securities to the Bank.

10.2 Nevertheless, the Custodian shall not be liable for the following or related matters.

1) Actions taken according to any instruction of the Bank;

2) Any acts or failure to act of the Pledgor, the Bank or its designated agents;

3) Bankruptcy, reckoning, dissolution or similar actions of the Pledgor; or

4) The loss or damage of Securities caused by the force majeure (such as fire, flood, earthquake and war) that can not be properly controlled, predicted and avoided. If the Custodian can not perform obligations because of force majeure, it shall inform the Bank and the Pledgor within one working day since the force majeure happens to alleviate their losses, and shall provide documentary evidences of relevant government agencies within the 30 working days since the force majeure happens.

10.3 The total amount of any claim given to the Custodian by the Pledgor and the Bank shall not exceed the total value of Securities at that time, but the loss resulted from the Custodian's failure to perform obligations under the Contract shall be totally compensated. The responsibility of the Custodian starts when the Securities is carried into the storehouse and automatically ends after the Securities is entirely delivered based on provisions of the Contract.

10.4 The Custodian shall take all proper steps to assist the Bank to avoid, diminish or recover the loss and damage of Securities, which includes but not limited to taking actively work with the Bank and adopting all kinds of remedies that the Bank considers reasonable in accordance with the Bank’s instructions.

Article 11 Statements and Warranties

11.1 The Pledgor shall make statements and warranties as follows to the Custodian:

1) The Pledgor are corporations established under the laws of the People’s Republic of China;

2) The Pledgor shall enjoy all the rights, titles and interests of the ownership of Securities;

3) The Pledgor is able to pay all debts in full on time;

4) The Contract is officially authorized and signed by the Pledgor and creates legal, effective and bonding obligations to the Pledgor;

5) The signing and implementation of the Contract does not violate any law or regulation appliable to the Pledgor. Except those obtained approvals, there is no need to get approvals of any government or other governing bodies.

6) The all risks policy is absolutely effective and all insurance expenses have been already paid in full.

11.2 The Bank shall make statements and warranties as follows to the Custodian:

1) The Bank is a branch of a foreign bank officially approved and registered in accordance with Chinese laws;

2) The Bank can pay all debts on time;

3) The Contract is officially authorized and signed by the Bank and creates legal, effective and bonding obligations to the Bank;

4) The signing and implementation of the Contract does not violate any law or regulation appliable to the Bank. Except those obtained approvals, there is no need to get approvals of any government or other governing bodies.

11.3 The Custodian shall make statements and warranties to the Pledgor and the Bank as follows.

1) The Custodian is a corporation legally established in accordance with Chinese laws;

2) The Custodian can pay all debts in full on time;

3) The Contract is officially authorized and signed by the Custodian and creates legal, effective and bonding obligations to the Custodian;

4) The signing and implementation of the Contract does not violate any law or regulation applicable to the Custodian. Except those obtained approvals, there is no need to get approvals of any government or other governing bodies.

Article 12 Fees and Expenses

12.1 Since the signing day of the Contract, the Pledgor shall pay the storage cost in full to the Custodian based on provisions of the Contract or the cost agreement made by the Bank and the Custodian through authorization of the Bank. If the storage cost is paid in the light of the cost agreement, the Custodian shall guarantee that it has provided the attested-true copies of the agreement in advance. Without prior consent of the Bank, the Pledgor and the Custodian shall not modify any provision of the cost agreement.

12.2 Under the Contract, as warranty of all fees, costs and expenses occurring to the Custodian, the Custodian shall always enjoy the lien of all the unreleased Securities stored in the storehouse and the priority of compensation of the above-mentioned lien executed by the Custodian shall be only limited to the storage cost of the unreleased Securities under the Contract, excluding costs and expenses caused by other stored goods, port activities or handling of the Pledgor. However, despite the fact that the lien has priority over the mortgage/pledge right established on the detained items according to Chinese laws, the Custodian explicitly consents that it does not enforce the lien so as to make the Bank enjoy the priority of compensation when the Bank demands to implement the mortgage/pledge right on the Securities. This provision does not limit rights of the Custodian that are based on its status to confront anyone except for the Bank.

Article 13 Term and Termination

13.1 The appointment of the Custodian takes effect from the signing day of the Contract. Unless the Bank or the Custodian informs the other party to terminate the Contract at least thirty (30) days in advance, the Contract shall remain in force.

13.2 Unless otherwise stipulated in Contract, the Custodian can inform the Bank and the Pledgor at any time to terminate the Contract and the termination can immediately take effect in situations as follows.

1) The Bank's failure to exercise its duty to timely and accurately give instructions leads to the Custodian's failure to perform obligations under the Contract;

2) The Bank or the Pledgor substantially violate any clause of the Contract and fail to make remedy within the thirty (30) days after the Custodian informs the related party;

3) The Pledgor or the Bank enter reckoning, or fail to repay debts, or rely on the corresponding law that has declared bankruptcy, or designate the receiver of its any property through the legal bankruptcy procedure;

4) Any representation and warranty made by the Bank or the Pledgor in the Contract is not true and valid any longer;

5) The Pledgor cannot pay storage cost to the Custodian on time and fail to pay it within the thirty (30) days after informing of the Custodian.

13.3 Unless otherwise stipulated by the Contract, the Bank can anytime inform the Custodian in written form to terminate the Contract and the termination immediately takes effect in cases as follows.

1) The Custodian fails to perform the duties under the Contract, including failure to timely follow instructions;

2) The Custodian substantially violates any clause of the Contract and fail to make remedies within the 30 days after the Bank or the Pledgor informs the related party;

3) The Custodian enters reckoning, or fail to repay debts, or rely on the corresponding law that has declared bankruptcy, or designate the receiver of its any property through the legal bankruptcy procedure;

4) Any representation and warranty made by the Custodian in the Contract is not true and valid any longer;

5) No matter what reason, the related insurer cancels the all risks policy on the Securities and the Pledgor can not have a new insurance within the 30 days after receiving the notice of the original insurer that aims at abolishing the all risks policy.

13.4 If the termination notice is delivered by the Custodian and is confirmed to be able to be executed by the Bank after receiving it, the Custodian shall deliver the detailed materials about the description, amount and type of Securities stored in the storehouse to the Bank and the Pledgor or their agents and shall immediately arrange to deliver all Securities according to instructions of the Bank.

13.5 If the termination notice is delivered by the Bank, the Bank shall send out instructions of delivering goods to the Custodian after confirming the received notice of the Bank in written form.

13.6 In accordance with Article 13, at any time after delivery of the termination notice, the Custodian shall not be obliged to receive any extra Securities to store or to put in the storehouse, or to follow other instructions except those of delivering goods.

13.7 When the Custodian truly delivers the Securities in the light of instructions of delivering goods by the Bank, it is entitled to charge the storage cost stipulated in the Contract. Meanwhile, the Custodian shall offer the written documentary evidence of delivering all Securities stored in the storehouse to the Bank and the Pledgor.

13.8 Any termination of the Contract shall not damage all the rights and propositions of one party to the other parties.
Article 14 Notice
14.1 Unless stipulated otherwise, any notice, requirement, instruction or other documents under or related to the Contract sent by any party shall be sent in written form and with the signature and seal(signature and seal pattern shall refer to Appendix Ⅳ Seal Pattern) of the designated person, which shall be delivered either by hand personally or by Registered Post or fax the following address and/ or number, or the party shall notice other parties the last known address and/ or number prior to at least five working days:

To Custodian: Sino Trans Tianjin Co. Ltd
No. 80 Qufu Road, Tianjin, China
Zip code: 300042
Contact: Li Kun
Telephone: 022 5807 6882 or 13502118338
Fax number: 022 5807 6350

To Pledgor: Handan Hongri Metallurgy Co., Ltd
Guzhen Village, Yetao Town, Wu'an, Hebei Province, China
Zip code: 056304
Contact: Liu Yanjun
Telephone: 0310 5919 295 (telephone) 1373 0067 693(mobile phone)
Fax number: 0310 5919 074

To Pledgor: Hebei New Wu’an Iron & Steel Group Drying and Melting Co., Ltd.
Guzhen Village, Yetao Town, Wu'an, Hebei Province, China
Zip code: 056304
Contact：Liu Weiru
Telephone: 0310 5919 498
Fax number: 0310 5919 074

To Bank: Raiffeisen Bank International AG, Beijing Branch
21, JianGuoMen Wai Street, Chaoyang District, Room 200, Beijing International Club, Beijing, China.
Post code: 100020
Contact: Xiao Yang/ Ms.Wang Jinhui
Telephone: 010 8531 9166/ 8531 9167
Fax number: 010 8532 5096

14.2 Any notice, requirement, instruction, or other documents that any party sent to other parties under the Contract or related to the Contract shall be regarded as having been delivered in the following circumstances, but the documents that the Pledgor and/ or Custodian sent to the Bank are regarded as having been delivered upon the actual receipt of the Bank.
1) If it is sent by special messenger or EMS, the day after the correspondence has been sent to the address provided by the Pledgor and/or the Custodian, and the Bank has handed it over to the special messenger or EMS company;
2) If it is sent by post, then it is regarded as having been delivered on the fifth workday after it is sent in the form of prepaid post with the correct address of other parties;
3) If it is sent by fax, it is regarded as having been delivered the second workday after the fax has been sent.

Article 15 Miscellaneous Provisions
15.1 Without the consent of other parties, any party shall not transfer the right and obligation under this agreement to other people.
15.2 Any article in the Contract shall not be modified, changed or amended, unless through a written form signed by each party. Each party agrees that any written word and printed word in all the documents related to the Contract have the same force with the Contract , and all the facsimiles and encrypted fax of the documents（especially the pledge notice and confirmation of receipt that Pledgor/Custodian sent to Bank） under and related to the Contract are regarded as the original.

15.3 If any article herein has any conflict with other document related to Securities, then it will be subject to the articles herein, and all the conflicts shall not effect the Bank's establishment and exercise of mortgage/pledge to Securities.
15.4 If one or many articles herein are invalid, illegal or without executive force, it will not effect the validity, legality and executive force.
15.5 The Contract represents the genuine intention of each party, prior to all the former oral or written agreements and negotiation.
15.6 The Contract shall be in four copies, and takes effect as from legal representative and / or authorized representative sign and seal it.
15.7 The Contract may be signed by different interested parties, but each copy signed constitutes an original, and all the texts together constitute a full set and the same texts.
15.8 The Contract is subject to jurisdiction of Chinese laws and is construed accordingly.
15.9    1) In case any dispute or claim arising from the process of performing the Contract or related to the explanation, termination of the Contract or any party fails to perform the duty herein, each party agrees to bring a suit to the people's court in the site of Bank.
       2)Party losing the suit shall bear all the expenses (including but not limited to  to the legal costs, lawyer's fee and so on) that the successful party actually paid for handling the case.
       3) Article 15.9 shall remain effective when the Contract is terminated in accordance with the relevant provisions of Line Contract and mortgage/pledge agreement and the Contract.

This Contract is signed on time at the date stated in the first page, and a written statement is hereby given.

(The following is intentionally left blank)

(Signature page)

Handan Hongri Metallurgy Co., Ltd
(Official seal or signature of Legal representative or authorized signatories)

Hebei New Wu’an Iron & Steel Group Drying and Melting Co., Ltd.
(Official seal or signature of Legal representative or authorized signatories)

Raiffeisen Bank International AG, Beijing Branch
(Official seal or signature of authorized signatories)

Sino Trans Tianjin Co., Ltd.
(Official seal or signature of Legal representative or authorized signatories)

Appendix 1 Notice of the Minimum Requirements on the Categories and Value of the Securities and (receipt)
Appendix 2 Pledge Notification and Confirmation Receipt of the Pledge Notification
Appendix 3 Adjustment Notice of Categories and Minimum Value of Securities and (receipt)
Appendix 4 Seal Pattern